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                                   LEASE AGREEMENT


     THIS LEASE AGREEMENT (the "Lease") is entered into as of November 1, 1997, between MARSHALL BUILDING, L.L.C., a Washington limited liability company ("Lessor"), and PHOTODISC, INC., a Washington corporation ("Lessee"). Lessor and Lessee agree as follows:

     1.   LEASE SUMMARY AND EXHIBITS.

          1.1. LEASED PREMISES. The leased premises are a portion of the building commonly known as the Marshall Building located at 2013 Fourth Avenue, Seattle, Washington 98121 (the "Building") described on EXHIBIT A attached hereto and incorporated herein by this reference (the "Premises") that is situated on real property legally described on the attached EXHIBIT B (the "Property"). The parties agree that the Premises constitute approximately 37,389 rentable square feet and that the total rentable square feet in the Building is 46,957.

          1.2.  LEASE COMMENCEMENT DATE.

This Lease shall commence as of November 1, 1997 (the "Commencement Date").

          1.3. LEASE TERMINATION DATE.

This Lease shall terminate at midnight on February 28, 2003, or such earlier or later date as provided in Section 3 (the "Termination Date").

          1.4. BASE RENT.

The base monthly rent shall be $41,980.00 allocated among the Premises on an annual per square foot basis as described on EXHIBIT C. Rent shall be payable at Lessor's address shown in Section 1.7, or such other place designated in writing by Lessor.

          1.5. SECURITY DEPOSIT.

Lessee has deposited with Lessor a security deposit of $10,000, receipt of which is hereby acknowledged. Lessee shall deposit an additional $31,980.00 with Lessor concurrently with the execution of this Lease as an additional security deposit so that the total security deposit will be $41,980.00.

          1.6. PERMITTED USE.

The Premises shall be used only for retail and wholesale digital photographic services, other software development services and business use, and similar business purposes and

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for no other purpose without the prior written consent of Lessor which consent shall not be unreasonably withheld.

          1.7. NOTICE AND PAYMENT ADDRESSES.

               LESSOR:   Marshal Building, L.L.C.             FAX:
                         5th Floor
                         Fourth and Blanchard Building
                         2101 Fourth Avenue
                         Seattle, Washington, 98121
                         Attn:  Mark Torrance

                LESSEE:  PhotoDisc, Inc.                     FAX: 206-441-7379
                         2013 Fourth Avenue
                         Seattle, Washington, 98121
                         Attn:  General Counsel

     2. PREMISES. Lessor leases to Lessee, and Lessee leases from Lessor the Premises upon the terms specified in this Lease.

     3.   TERM.

          3.1. COMMENCEMENT DATE. This Lease shall commence on the Commencement Date specified in Section 1.2 The first "Lease Year" shall commence on the Commencement Date and shall end on October 31, 1998. Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

          3.2. LESSEE OBLIGATIONS. Lessee accepts the Premises in the condition they existed on the Commencement Date. Except as specified elsewhere in this Lease, Lessor makes no representations or warranties to Lessee regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Lessee shall be responsible for performing any work necessary to bring the Premises into a condition satisfactory to Lessee. By signing this Lease, Lessee acknowledges that it has previously been leasing the Premises and has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises, agrees that it has determined to its satisfaction that the Premises can be used for the purposes set forth in Section 1.6 and that such use and the Premises do not conflict with any zoning or other laws, and waives any right to terminate this Lease if the Premises cannot be used for such purposes.

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          3.3.  OPTION TO EXTEND.  Provided that no uncured Event of Default then exists, Lessor grants Lessee the option to extend the term of this Lease for a period of 5 years commencing the day following the Termination Date, which option shall be exercisable by Lessee by giving Lessor written notice at least 180 days prior to the commencement date of the option term. All terms and conditions of this Lease shall remain in effect during the option term except that the Rent shall be 95% of the then fair market rent for the Premises as determined by mutual agreement of Lessor and Lessee, or, if Lessor and Lessee are unable to agree within 45 days after receipt by Lessor of Lessee's notice of exercise of its option to extend, as determined by an independent real estate professional with experience in commercial rental rates in the area where the Property is located selected by mutual agreement of Lessor and Lessee. If Lessor and Lessee are unable to agree upon such individual within 15 days after the expiration of such 45 day period, then each party shall select a similarly qualified real estate professional within 15 days after the expiration of such first 15 day period and the two professionals so selected shall select a third similarly qualified professional. If either party does not select a professional within such second 15 day period, then the professional selected by the other party shall make the determination. The determination of fair market rent shall be made by the individual or group selected within 30 days after their selection. If it is made by the group it shall be made by majority vote of the group. The expenses of such determination shall be shared equally by Lessor and Lessee. Notwithstanding the foregoing, in no event shall the Rent during the extension term be less than the Rent during the initial term of this Lease unless Lessor consents in writing to such reduction.

     4.   RENT.

          4.1. PAYMENT OF RENT. Lessee shall pay Lessor without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1.4 in advance on or before the first day of each month during the Lease term, and any other additional payments due to Lessor (collectively the "Rent") when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

         4.2. LATE PAYMENTS. If any sums payable by Lessee to Lessor under this Lease are not received within ten (10) days after the date due, Lessee shall pay Lessor in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Lessee to Lessor, and not paid by the due date shall, at Lessor's option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

          4.3. NO ACCORD AND SATISFACTION. Lessor's acceptance of less than the full amount of any payment due from Lessee shall not be deemed an accord and

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satisfaction or compromise of such payment unless Lessor specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Lessor claims.

      5. SECURITY DEPOSIT. Lessee shall deliver to Lessor the security deposit specified in Section 1.5. Lessor may commingle the security deposit with its other funds and Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. If Lessee breaches any covenant or condition of this Lease, including but not limited to the payment of Rent, Lessor may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Lessor as a result of Lessee's breach. In such event, Lessee shall, upon demand, deposit with Lessor the sum necessary to restore the security deposit to the amount initially deposited with Lessor. Any payment to Lessor from the security deposit shall not be construed as a payment of liquidated damages for any default. If Lessee complies with all of the covenants and conditions of this Lease throughout the Lease term or cures any default hereunder within the applicable cure period, the security deposit shall be repaid to Lessee without interest within thirty (30) days after the vacation of the Premises by Lessee.

     6.   USES.  The Premises shall be used only for the uses specified in
Section 1.6 (the "Permitted Use"), and for no other business or purpose without the prior written consent of Lessor which consent shall not be unreasonably withheld. Lessee shall not do any act on or around the Premises or Property that is unlawful or that will cause an increase in the existing rate or cancellation of insurance on the Premises. Lessee shall not commit or allow to be committed any waste upon the Premises or Property, or any public or private nuisance nor shall Lessee do anything that may be dangerous to life or limb or that will cause damage to the Premises or overload any floor or part thereof, or permit any objectionable noise or odor to escape or be done on the Premises. No safe or other article of over 5,000 pounds shall be moved into the Premises without the prior written consent of Lessor, and Lessor shall have the right to direct where to locate the position of any article of weight in the Premises if Lessor so desires.

     7. COMPLIANCE WITH LAWS. Lessee shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order or certificate of occupancy issued for the Premises. Lessee shall be responsible for complying with all laws applicable to the Premises as a result of Lessee's particular use, such as modifications required by the Americans With Disabilities Act related to the Premises or access to the Premises. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires changes to the Premises during the Lease term, Lessee shall perform all such changes at its expense.

     8. UTILITIES. Lessor shall not be responsible for providing any utilities to the Premises, but represents and warrants to Lessee that as of the Commencement Date electricity, water, sewer, and telephone utilities are available at or adjacent to the

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Premises.  Lessee has determined that the available capacity of such utilities meets Lessee's needs. Lessee shall install and connect, if necessary, and directly pay for all water, sewer, gas, janitorial, electricity, garbage removal, heat, telephone, and other utilities and services used by Lessee on the Premises during the term of this Lease, whether or not such services are billed directly to Lessee. Lessee will also procure, or cause to be procured, without cost to Lessor, all necessary permits, licenses or other authorizations required for the lawful and proper installation, maintenance, replacement, and removal on or from the Premises of wires, pipes, conduits, tubes, and other equipment and appliances for use in supplying all utilities or services to the Premises. Lessor, upon request of Lessee, and at the sole expense and liability of Lessee, shall join with Lessee in any application required for obtaining or continuing such utilities or services.

     9.   TAXES.

          9.1. PAYMENT OF TAXES. During the lease term, Lessee shall pay Lessee's prorata share of Taxes (as defined in Section 9.2) based upon the ratio of the rentable square feet of the Premises to the total rentable square feet in the Building. Lessee shall pay such amount together with Taxes collected by Lessee from other tenants in the Building pursuant to its duties under Section 34 at least twenty (20) days prior to their due date. Lessee shall promptly furnish Lessor with satisfactory evidence that Taxes have been paid. If any Taxes paid by Lessee cover any period of time before or after the expiration of the term of this Lease, Lessee's share of those Taxes paid will be prorated to cover only the period of time within the tax fiscal year during which this Lease was in effect, and Lessor shall promptly reimburse Lessee to the extent required. If Lessee fails to timely pay any Taxes, Lessor may pay them, and Lessee shall repay such amount to Lessor with Lessee's next installment of Rent.

          9.2. DEFINITION OF TAXES. The term "Taxes" shall mean: (i) any form of real estate tax or assessment imposed on the Premises by any authority, including any city, state or federal government, or any improvement district, as against any legal or equitable interest of Lessor or Lessee in the Premises or in the real property of which the Premises are a part or against rent paid for leasing the Premises; and (ii) any form of personal property tax or assessment imposed on any personal property, fixtures, furniture, Lessee improvements, equipment, inventory, or other items, and all replacements, improvements, and additions to them, located on the Premises, whether owned by Lessor or Lessee. "Taxes" shall not include any net income tax imposed on Lessor for income that Lessor receives under this Lease.

          9.3. TAX CONTESTS. Lessee may contest the amount or validity, in whole or in part, of any Taxes at its sole expense, only after paying such Taxes or posting such security as Lessor may reasonably require in order to protect the Premises against loss or forfeiture. Upon the termination of any such proceedings, Lessee shall pay the amount of such Taxes or part of such Taxes as finally determined, together with any

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costs, fees, interest, penalties, or other related liabilities.  Lessor shall cooperate with Lessee in contesting any Taxes, provided Lessor incurs no expense or liability in doing so.

     10. ALTERATIONS. Lessee shall not make any alterations, additions or improvements to the Premises ("Alterations") without the prior written consent of Lessor. The term "Alterations" shall not include the installation of shelves, movable partitions, Lessee's equipment, wiring and cabling that do not affect structural components of the Building, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises or Building, and Lessor's consent shall not be required for Lessee's installation of those items. Lessee shall complete all Alterations at Lessee's expense in compliance with all applicable laws and in accordance with plans and specifications approved by Lessor, and using contractors approved by Lessor. Lessor shall be deemed the owner of all Alterations, without compensation to Lessee, except for those which Lessor requires to be removed at the end of the Lease term. Lessee shall remove all Alterations prior to the end of the Lease term (including, without limitation, Alterations that were constructed under the Prior Lease as defined in Section 35.3 that Lessor requests to be removed up to a maximum cost for such removal of $20,000) unless Lessor conditioned its consent upon Lessee leaving a specified Alteration at the Premises, in which case Lessee shall not remove such Alteration. Lessee, at its sole expense, shall immediately repair any damage to the Premises caused by removal of Alterations. Lessor hereby approves the Alternations described on EXHIBIT D attached hereto and incorporated herein by this reference and requires removal of those designated for removal on such Exhibit.

     11.  REPAIRS AND MAINTENANCE; COMMON PROJECT COSTS.

          11.1. REPAIR AND MAINTENANCE. Lessee shall, at its sole expense, maintain the interior of the Premises in good condition, subject to reasonable wear and tear, and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Premises in safe operating condition, including all utilities and other systems serving the Premises. Lessee shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Lessee or its employees, agents, contractors, subtenants or invitees. Notwithstanding anything in this Section to the contrary, Lessee shall not be responsible for any repairs to the Premises made necessary by the negligent acts of Lessor or its agents, employees, contractors or invitees therein. Lessor shall in no event be liable to Lessee for any loss or damage caused by or resulting from any variation, interruption or failure of utility services due to any cause whatsoever. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident or strike or conditions or events not under Lessor's control shall be deemed an eviction of Lessee or relieve Lessee from any of Lessee's obligations under this Lease.

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          11.2. COMMON PROJECT COSTS.  Lessee covenants and agrees to pay to
Lessor, as additional monthly Rent, its pro rata share (based upon the ratio of the rentable square feet of the Premises to the total rentable square feet in the Building ) of all estimated "Project Operating Costs" for each calendar year which falls in whole or in part within the term of this Lease, prorated for any partial calendar year at the beginning or end of the term of this Lease, such additional rent to be paid at the same time and on the same terms as base Rent. For purposes of this Lease, "Project Operating Costs" which are recoverable by Lessor from Lessee as additional Rent shall include, without limitation, all reasonable expenses of Lessor for maintaining, operating, and repairing the Building and the Property, and the personal property used in connection therewith, including utilities, customary management fees and other expenses (except any operating costs which are billed directly to Lessee by the service provider) which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building or the Property. Notwithstanding anything in this Section 11, Lessee is not responsible for the following which Lessor shall maintain in good condition and repair at Lessor's expense unless repair is necessitated by the negligence or wrongful acts of Lessee or its employees, agents, contractors, subtenants or invitees.: (i) the parapet and roof, (ii) HVAC annual maintenance agreements and capital replacements up to a maximum cost to Lessor of $3,000 unless Lessor agrees otherwise, (iii) electrical vault upgrade if required by the City of Seattle as long as such upgrade is not required because of Lessee's load increases and (iv) structural reinforcement to the Building if required because of City of Seattle Code changes.

     12. SURRENDER OF PREMISES. Upon expiration of the Lease term whether by lapse of time or otherwise, Lessee shall promptly and peacefully surrender the Premises, together with all keys, to Lessor in as good condition as when received by Lessee from Lessor or as thereafter improved, reasonable wear and tear excepted. The delivery of keys to any employee of Lessor or to Lessor's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

     13. ACCESS. After reasonable notice from Lessor (except in cases of emergency, where no notice is required) Lessee shall permit Lessor and its agents and employees to enter the Premises at all reasonable times for the purposes of repair or inspection. This Section shall not impose any repair or other obligation upon Lessor not expressly stated elsewhere in this Lease.
 After reasonable notice to Lessee, Lessor shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective lessees within one hundred eighty
(180) days prior to the expiration or sooner termination of the Lease term.

     14. SIGNAGE. Lessee shall obtain Lessor's written consent before installing any signs upon the Premises. Lessee shall install any approved signage at Lessee's sole

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expense and in compliance with all applicable laws.  Lessee shall not damage or deface the Premises when installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

    15. LOCKS. Lessee has keys to the Premises and at the termination of this Lease, Lessee shall surrender to Lessor all keys to the Premises whether paid for or not. Lessor or its agents may retain a passkey to the Premises to allow access to the Premises in accordance with Section 13. Lessee, at Lessee's cost, shall provide Lessor with one copy of each key relating to the Premises and space therein.

     16. TELEPHONE SERVICE. If Lessee desires telephonic or other electric connection that affect any of the structural components of the Building, Lessor shall direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires or installation thereof will be permitted.

     17.   DESTRUCTION OR CONDEMNATION.

          17.1. DAMAGE AND REPAIR.

               17.1.1. REPAIR. If (a) all or part of the Premises or the Building are damaged or destroyed or (b) Lessee's access ("Access") to the Building, Premises, parking area or any common areas of the Building to which Lessee must have access for the continuing use and occupancy of the Premises is materially obstructed or hindered, and Lessor, in good faith, estimates the time required to repair the damage and destruction and restore the Building or the Premises to their condition existing immediately prior to the damage, including all leasehold improvements that were completed at Lessor's cost and expense, is less than one hundred and eighty (180) days, then to the extent such repair is covered by insurance carried by Lessor, Lessor shall substantially complete (i) repair and restoration of the damage and destruction, including, at Lessor's sole cost and expense, all leasehold improvements that were completed at Lessor's cost and expense and/or (ii) restoration of Access. Lessor's estimate of the time required to repair shall be given within thirty (30) days after the damage or destruction. If Lessor's estimate of the time required for repair exceeds one hundred and eighty (180) days, either party shall have the right to terminate this Lease by giving notice to the other party within thirty (30) days after receipt of the estimate.

               17.1.2. COMPLETION OF WORK; ABATEMENT. If Lessor restores the Premises under this Section 17.1., Lessor shall proceed with reasonable diligence to complete the work, and the base monthly Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises based upon the portion of the Premises destroyed and the per square foot

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     annual rent for that portion set forth on EXHIBIT C, provided that there shall be a rent abatement only if the damage or destruction of the Premises did not result from, or was not contributed to, directly or indirectly, by the act, fault or neglect of Lessee or Lessee's officers, contractors, licensees, agents, servants, employees, guests, invitees, subtenants or visitors. If Lessor complies with its obligations under this Section, no damages, compensation or claim shall be payable by Lessor for inconvenience, loss of business or annoyance directly, indirectly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises. Lessor will not carry insurance of any kind for the protection of Lessee or on any improvements paid for by Lessee or on Lessee's furniture or on any fixtures, equipment, improvements or appurtenances of Lessee under this Lease, and Lessor shall not be obligated to repair any damage thereto or replace the same unless the damage is caused solely by Lessor's negligence.

               17.1.3. TERMINATION. If either party exercises its termination right under this Section 17.1, the Lease shall terminate on the date specified in the termination notice. Rent shall be payable to the termination date less any abatement.

               17.1.4. DELAY IN COMPLETING REPAIR. If Lessor does not substantially complete repair and restoration of any damage or destruction, or does not restore Access within sixty (60) days after the expiration of the period for the repair estimated by Lessor, unless such failure to complete repair and restoration is for reasons that are outside of the control of Lessor, Lessee shall have the right to terminate this Lease by giving written notice to Lessor within thirty (30) days after the expiration of such sixty (60) day period, unless the repairs are completed prior to the expiration of such thirty (30) day period after Lessee's notice.

               17.1.5. FINAL YEAR OF TERM. If the damage or destruction or loss of Access occurs during the last year of the term of this Lease, either party may terminate this Lease by giving notice to the other party.

          17.2. CONDEMNATION. If all of the Premises is made untenantable by eminent domain or conveyed under a threat of condemnation, this Lease shall automatically terminate as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises and all Rents and other payments shall be paid to that date. In case of taking of a part of the Premises that does not render the Premises entirely untenantable, then this lease shall continue in full force and effect and the base monthly Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced and the per square foot annual rent for that floor area set forth on EXHIBIT C, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title

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vests in the condemning authority.  Lessor shall be entitled to the entire award from the condemning authority attributable to the value of the Premises and Lessee shall make no claim for the value of its leasehold. Lessee shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Lessee's claim reduce Lessor's award.

     18.   INSURANCE.

          18.1. LIABILITY INSURANCE. During the Lease term Lessee shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall name Lessor as an additional insured, and shall insure Lessee's activities and those of Lessee's employees, officers, contractors, licensees, agents, servants, employees, guests, invitees, subtenants or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property with a combined single limit of not less than $2,000,000, and a deductible of not more than $5,000. The insurance will be noncontributory with any liability insurance carried by Lessor.

          18.2. CASUALTY INSURANCE. During the Lease term, Lessee shall pay for and maintain all-risk coverage casualty insurance for the Premises, including loss of income insurance for Lessor's benefit in the initial amount of $3,200,000, in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer under the terms of the policy, and in an amount not less than the replacement cost of the Premises, with a deductible of not more than $5,000. The casualty insurance policy shall name Lessee as the insured and Lessor and Lessor's lender(s) as additional insureds, with loss payable to Lessor, Lessor's lender(s), and Lessee as their interests may appear. In the event of a casualty loss on the Premises, Lessor may apply insurance proceeds under the casualty insurance policy in the manner described in
Section 17.1.

          18.3. MISCELLANEOUS INSURANCE REQUIREMENTS. If required by Lessor, Lessee shall also obtain business interruption insurance issued in a form and by an insurer satisfactory to Lessor. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide, and which are authorized to transact business in the State of Washington. No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days' prior written notice to Lessor. Lessee shall deliver to Lessor upon request, copies or certificates of the insurance policies required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Lessee under this Lease.

         18.4. WAIVER OF SUBROGATION. Lessor and Lessee hereby release each other, their agents and employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance

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required to be carried by each of them under this Lease. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

          19.   ASSIGNMENT AND SUBLETTING.

          19.1. RESTRICTION ON TRANSFER. Lessee shall not sell, assign, sublet, mortgage, encumber or otherwise transfer by operation of law or otherwise any interest in this Lease (collectively referred to as a "Transfer") or any part of the Premises, without first obtaining Lessor's written consent which shall not be unreasonably withheld or delayed. No Transfer shall relieve Lessee of any liability under this Lease notwithstanding Lessor's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Lessor's consent to any subsequent Transfer. Lessee shall by written notice advise Lessor of its desire from and after a stated date (which shall be not less than thirty (30) days nor more than ninety (90) days after the date of Lessee's notice), to Transfer the Premises or any portion thereof for any part of the term hereof.
 Lessee's notice shall state the name and address of the proposed transferee and the proposed rent and any other amounts payable and Lessee shall deliver to Lessor a true and complete copy of the proposed document of Transfer with such notice. In addition to its other rights, in such event Lessor shall have the right, to be exercised by giving written notice to Lessee within ten
(10) days after the receipt of Lessee's notice, (i) to consent to the Transfer, but require Lessee to pay to Lessor one-half of the amount received by Lessee from the transferee (net of all reasonable expenses incurred by Lessee to effect the Transfer) in excess of the amounts payable by Lessee to Lessor for the portion of the Premises described in Lessee's notice, or (ii) to terminate this Lease as to such portion of the Premises and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Lessor's response to Lessee's notice. If such notice shall specify all of the Premises and Lessor shall give such termination notice with respect thereto, this Lease shall terminate on the date stated in Lessor's response to Lessee's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced and the per square foot annual rent for that floor area as set forth on EXHIBIT C, and this Lease as so amended shall continue thereafter in full force and effect.

          19.2. CHANGES IN ENTITIES. Notwithstanding anything contained in this Lease to the contrary, Lessor hereby consents to Transfer to (a) the parent of Lessee or to a wholly owned subsidiary of Lessee or of such parent;
(b) a corporation into which or with which Lessee may be merged or consolidated provided that the net worth of the resulting corporation is at least equal to the greater of (i) the net worth of Lessee on the date hereof or (ii) the net worth of Lessee immediately prior to such merger or consolidation; or (c) to any entity to whom Lessee sells all, or substantially all, of its

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LEASE TORRANCE PHOTODISC                                          PAGE 11 OF 24

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assets, provided that such entity expressly assumes all of Lessee's obligations hereunder and meets the net worth requirement of Section (b) of this Section 19.2. In addition, notwithstanding anything contained in this Lease to the contrary, if Lessee conducts a public offering of its stock, such transaction shall not be deemed a Transfer. Lessor further acknowledges that Lessee has entered into a transaction in which Lessee, through a merger and related recapitalization transaction with Getty Communications, Inc. and its affiliates, will become a wholly owned subsidiary of Getty Images, Inc., a Delaware corporation. Lessor consents to the consummation of such transaction and such transaction shall not be a Transfer.

          19.3. CONDITION TO TRANSFER. As a condition to Lessor's approval, if given, any potential assignee or sublessee otherwise approved by Lessor shall assume all obligations of Lessee under this Lease and shall be jointly and severally liable with Lessee and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease. In connection with any Transfer, Lessee shall provide Lessor with copies of all assignments, subleases and assumption instruments.

     20.   INDEMNIFICATION.

          20.1. LESSEE'S INDEMNITY. Lessee shall indemnify, defend and hold Lessor harmless from all liabilities, damages, costs, and expenses, including reasonable attorneys' fees, arising from Lessee's use of the Premises or Property or conduct of its business or the business of its subtenants, from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises or Property, from any breach or default in the performance of any obligation to be performed by Lessee under the terms of this Lease, or from any act or omission of Lessee or Lessee's officers, contractors, licensees, agents, servants, employees, guests, invitees, subtenants or visitors. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever, except that which is caused by the negligence of Lessor or the failure of Lessor to observe any of the terms and conditions of this Lease where such failure of Lessor has persisted for an unreasonable period of time after written notice of such failure. In case any action or proceeding is brought against Lessor by reason of any claim described in this Section, Lessee upon notice from Lessor, shall defend the same at Lessee's expense, by counsel reasonably approved in writing by Lessor.

          20.2. LESSOR LIMITATION OF LIABILITY. Neither Lessor nor any partner, director, member, officer, manager, agent or employee of Lessor shall be liable to Lessee, or its directors, officers, shareholders, agents, employees, invitees, subtenants or licensees, for any loss, injury or damage to Lessee or any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless and then only to the extent it is caused by or resulting from the negligence or willful misconduct of Lessor or its employees without contributory negligence on the part of Lessee or any of its employees, agents or contractors or any other lessees or occupants of the Building.

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LEASE TORRANCE PHOTODISC                                          PAGE 12 OF 24

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     21.  LIENS.  Lessee shall keep the Premises free from any liens created by or through Lessee. Lessee shall indemnify and hold Lessor harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Lessee, Lessee shall, upon request of Lessor, at Lessee's expense, immediately furnish to Lessor a bond in form and amount requested by Lessor and issued by a surety satisfactory to Lessor, indemnifying Lessor and the Premises against all liabilities, costs and expenses, including attorneys' fees, which Lessor could reasonably incur as a result of such lien(s). If Lessee shall not, within twenty (20) days following the imposition of any such lien, cause the same to be released of record or furnish such bond, Lessor shall, in addition to all other remedies provided herein and by law, have the right, but not the obligation, to cause the same to be released by such means as Lessor deems proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith shall be considered additional Rent and shall be payable to it by Lessee on demand with interest at the rate of twelve percent (12%) per annum from the date such sums and expenses were paid by Lessor until paid by Lessee.

     22. DEFAULT. The following occurrences shall each be deemed an Event of Default by Lessee:

          22.1. FAILURE TO PAY. Lessee fails to pay any sum, including Rent, due under this Lease within ten (10) days after notice from Lessor of the failure to pay.

          22.2. ABANDONMENT. Lessee abandons the Premises (defined as an absence of five (5) days or more while Lessee is in breach of some other term of this Lease). Lessee's abandonment of the Premises shall not be subject to any notice or right to cure.

          22.3. INSOLVENCY. Lessee becomes insolvent, voluntarily or involuntary bankrupt or a receiver, assignee or other liquidating officer is appointed for Lessee's business' provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within sixty (60) days after its institution or commencement.

          22.4. LEVY OR EXECUTION. Lessee's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Lessee, or is taken upon or subjected to any attachment by any creditor of Lessee, if such attachment is not discharged within fifteen
(15) days after being levied.

          22.5. OTHER NON-MONETARY DEFAULTS. Lessee breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of thirty (30) days after notice by Lessor to Lessee of the breach provided that if such breach

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LEASE TORRANCE PHOTODISC                                          PAGE 13 OF 24
cannot reasonably be cured within such thirty (30) day period, an Event of Default shall not exist if Lessee commences cure within such thirty (30) day period and diligently proceeds with a cure, provided further, that if the cure is not completed within ninety (90) days after notice by Lessor to Lessee, an Event of Default shall exist.

    23. REMEDIES ON DEFAULT. Lessor shall have the following remedies upon an Event of Default. Lessor's rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

          23.1. TERMINATION OF LEASE. Lessor may terminate Lessee's interest under this Lease, but no act by Lessor other than written notice from Lessor to Lessee of termination shall terminate this Lease. This Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Lessee will remain liable to Lessor for damages in an amount equal to the Rent and other sums that would have been owing by Lessee under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Lessor subsequent to the termination, after deducting all Lessor's Reletting Expenses (as defined in Section 23.2). Lessor shall be entitled to either collect damages from Lessee monthly on the days on which Rent or other amounts would have been payable under this Lease, or alternatively, Lessor may accelerate Lessee's obligations under this Lease and recover from Lessee: (i) unpaid Rent which had been earned at the time of termination; (ii) the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of Rent loss that Lessee proves could reasonably have been avoided; (iii) the amount by which the unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of Rent loss that Lessee proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 23.2.

          23.2. RE-ENTRY AND RELETTING. Lessor may continue this Lease in full force and effect, and without demand or notice, reenter and take possession of the Premises or any part thereof, expel Lessee from the Premises and anyone claiming through or under Lessee, and remove the personal property of either. Lessor may relet the Premises, or any part of them, in Lessor's or Lessee's name for the account of Lessee, for such period of time and at such other terms and conditions, as Lessor, in its discretion, may determine. Lessor may collect and receive the Rents for the Premises. Re-entry or taking possession of the Premises by Lessor under this Section shall not be construed as an election on Lessor's part to terminate this Lease, unless a written notice of termination is given to Lessee. Lessor reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate this Lease. During the Event of Default, Lessee will pay Lessor the Rent and other sums which would be payable under

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LEASE TORRANCE PHOTODISC                                          PAGE 14 OF 24
this Lease if repossession had not occurred, less the proceeds received by Lessor, if any, from reletting the Premises net of Lessor's Reletting
Expenses. "Reletting Expenses" is defined to include all expenses incurred by Lessor in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Lessee's property and equipment, and rent concessions granted by Lessor to any new Lessee, prorated over the life of the new lease.

          23.3. WAIVER OF REDEMPTION RIGHTS. Lessee, for itself, and on behalf of any and all persons claiming through or under Lessee, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended, after an Event of Default.

          23.4. NONPAYMENT OF ADDITIONAL RENT. All costs which Lessee agrees to pay to Lessor pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Lessor shall have all the rights herein provided for in case of nonpayment of Rent.

          23.5. FAILURE TO REMOVE PROPERTY. If Lessee fails to remove any of its property from the Premises at Lessor's request following an Event of Default, Lessor may, at its option, remove and store the property at Lessee's expense and risk. If Lessee does not pay the storage cost within five (5) days of Lessor's request, Lessor may, at its option, have any or all of such property sold at public or private sale (and Lessor may become a purchaser at such sale), in such manner as Lessor deems proper, without notice to Lessee. Lessor shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Lessor from Lessee under any of the terms hereof; and (iv) the balance, if any, to Lessee. Nothing in this Section shall limit Lessor's right to sell Lessee's personal property as permitted by law to foreclose Lessor's lien for unpaid Rent.

     24. LESSOR'S MORTGAGES. Lessor may mortgage, or grant deeds of trust with respect to the Premises or the Property. Lessee shall within ten (10) days after request by Lessor deliver an executed and acknowledged instrument amending this Lease in such respects as may be required by any present or future mortgagee, provided that such amendment does not materially alter or impair Lessee's rights or remedies under this Lease or increase its rental burdens.

     This Lease shall automatically be subordinate to any mortgage or deed of trust created by Lessor which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions thereof ("Lessor's Mortgage"), provided the holder of any Lessor's Mortgage or any person(s)

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LEASE TORRANCE PHOTODISC                                          PAGE 15 OF 24
acquiring the Premises at any sale or other proceeding under any such Lessor's Mortgage shall elect to continue this Lease in full force and effect. Lessee shall attorn to the holder of any Lessor's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Lessor's Mortgage provided such person(s) assume the obligations of Lessor under this Lease. Lessee shall promptly and in no event later than fifteen
(15) days execute, acknowledge and deliver documents which the holder of any Lessor's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Lessee's obligations under this Section are conditioned on the holder of each of Lessor's Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Lessor's Mortgage not disturbing Lessee's occupancy and other rights under this Lease, so long as no uncurred Event of Default exists.

     25. NON-WAIVER. No waiver of any right under this Lease shall be effective unless contained in a writing signed by a duly authorized officer or representative of the party sought to be charged with the waiver. No waiver by Lessor of a breach by Lessee of any covenant or condition of this Lease shall be construed to be a waiver of any subsequent breach of the same or any other covenant or condition. The acceptance by Lessor of Rent or other amounts due from Lessee hereunder shall not be deemed to be a waiver of any breach by Lessee preceding such acceptance or any other right of Lessor arising under this Lease.

     26. HOLDOVER. If Lessee shall, without the written consent of Lessor, hold over after the expiration or termination of the Lease term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. During such tenancy, Lessee shall be bound by all of the terms, covenants and conditions of this Lease except that Lessee agrees to pay to Lessor 150% of the rate of rental last payable under this Lease, unless a different rate is agreed upon by Lessor. If Lessee fails to surrender the Premises at the expiration of the term of this Lease, Lessee shall indemnify and hold Lessor harmless from and against all loss or liability resulting from such holding over. Lessee further acknowledges that during any agreed upon month-to-month tenancy, Lessor may be attempting to relet the Premises. Lessee agrees to cooperate with Lessor in connection with such reletting and Lessee further acknowledges Lessor's statutory right to terminate this Lease with proper notice.

     27. NOTICES. All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) business days after being sent by registered or certified mail to Lessor or Lessee, as the case may be, at the Notice Addresses set forth in Section 1.7; or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1.7 or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing. If required by any lender of Lessor, Lessee agrees that any notice sent to Lessor shall be concurrently sent to such lender at any address(es) of which Lessee is notified.

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LEASE TORRANCE PHOTODISC                                          PAGE 16 OF 24

     28. COSTS AND ATTORNEYS' FEES. If Lessee or Lessor engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any action by Lessor for the recovery of Rent or other payments or for possession of the Premises, the losing party shall pay the substantially prevailing party a reasonable sum for attorneys' fees and costs in such action, including those arising without resort to suit and those in any bankruptcy action and any appeal, and for all other costs incurred in connection therewith including, without limitation, the fees of accountants, appraisers and other professionals.

     29. ESTOPPEL CERTIFICATES. Lessee shall, from time to time, upon written request of Lessor, execute, acknowledge and deliver to Lessor or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Lessor have been satisfied; (vi) that there are no existing claims, defenses or offsets which Lessee has against the enforcement of this Lease by Lessor; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Lessor (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Lessor's interest or assignee of any mortgage or new mortgagee of Lessor's interest in the Premises. If Lessee shall fail to respond within ten (10) days of receipt by Lessee of a written request by Lessor as herein provided, Lessee shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Lessor to a prospective purchaser or mortgagee.

     30. TRANSFER OF LESSOR'S INTEREST. This Lease shall be assignable by Lessor without the consent of Lessee. In the event of any transfer or transfers of Lessor's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee and transfer by Lessor of the security deposit to the transferee, Lessor shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Lessee shall attorn to the transferee.

     31. RIGHT TO PERFORM. If Lessee shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Lessor may make any such payment or perform any such other act on Lessee's part to be made or performed as provided in this Lease. Lessee shall, on demand, reimburse Lessor for its expenses incurred in making such payment or performance. Lessor shall (in addition to any other

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LEASE TORRANCE PHOTODISC                                          PAGE 17 OF 24
right or remedy of Lessor provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Lessee in the payment of Rent.

     32.  HAZARDOUS MATERIAL.

          32.1. RESTRICTION ON HAZARDOUS MATERIALS. Lessee shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises, Property or Building by Lessee, its agents, employees, contractors, subtenants or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Lessee breaches the obligations stated in the preceding sentence, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, Property and Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, Property or Building, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, Property or Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Lessor either during or after the Lease term. This indemnification by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, Property or Building, or in soil or groundwater on or under the Premises, Property or Building. Lessee shall immediately notify Lessor of any inquiry, investigation or notice that Lessee may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises, Property or Building.

          32.2. REMEDIATION. Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises, Property or Building by Lessee, its agents, employees, contractors, subtenants or invitees, results in any unlawful release of Hazardous Material on the Premises, the Property, Building or any other property, Lessee shall promptly take all actions, at its sole expense, as are necessary to return the Premises, Property or Building or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Lessor's approval of such actions shall first be obtained, which approval may be withheld at Lessor's sole discretion.

          32.3. DEFINITION OF HAZARDOUS MATERIALS. As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government due to its potential harm to the health, safety or welfare of humans or the environment.

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LEASE TORRANCE PHOTODISC                                          PAGE 18 OF 24

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     33.  QUIET ENJOYMENT.  So long as Lessee pays the Rent and performs all of its obligations in this Lease, Lessee's possession of the Premises will not be disturbed by Lessor or anyone claiming by, through or under Lessor, or by the holders of any Lessor's Mortgage or any successor thereto.

     34.  PROPERTY MANAGEMENT.

          34.1. MANAGEMENT. Lessor hereby engages Lessee as Lessor's exclusive agent to perform all of Lessor's leasing, management, reporting, and administrative functions under the leases of space in the Building other that this Lease (the "Tenant Leases") during the term of this Lease and Lessee hereby accepts such engagement. Lessor may terminate this Section 34 for any reason upon thirty days' written notice to Lessee. Upon such termination, Lessee shall provide an orderly transition regarding the management of the Building, including without limitation, delivering to Lessor (i) a final accounting, reflecting the balance of income and expenses for the Building as of the date of termination, (ii) any balance or monies due to Lessor together with tenant security deposits, if any, held by Lessee with respect to the Building; and (iii) all records, keys and other access mechanisms, papers and documentation relating to the Tenant Leases. Termination of this Section 34 shall not terminate this Lease.

          34.2. MANAGEMENT DUTIES. Except as set forth in this Section 34.2, Lessee, on behalf of Lessor, shall perform all obligations of Lessor related to operating and maintenance of the Building and Property and administration of Lessor's obligations under the Tenant Leases, other than leasing of the Premises to Lessee. The other current tenants in the Building are listed on EXHIBIT E attached hereto and incorporated herein by this reference. Lessee shall at all times conform to the policies and programs established by Lessor and the scope of Lessee's authority shall be limited by such policies and this Lease. Lessee shall use its best efforts in the management and operation of the Building and Property, including but not limited to the following:

               (a) COLLECTION OF RENT AND OTHER AMOUNTS. Lessee shall receive and collect rent and all other monies payable to Lessor under the Tenant Leases, including, without limitation, payments for taxes, utilities, insurance and Project Operating Costs and deposit the same promptly with such financial institution as Lessor shall from time to time designate. Lessee shall also collect, deposit, and disburse security deposits, in accordance with the terms of each tenant's lease. The amount of each security deposit will be as specified in the lease.

               (b) INSURANCE; TAXES; PROJECT OPERATING COSTS. Lessee shall arrange for property and casualty insurance on the Building and Property in such amounts and with such carriers as Lessor shall request from time to time. Unless Lessor directs otherwise in writing, Lessee shall pay the premiums for such insurance from amounts collected under the Tenant Leases for insurance and

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LEASE TORRANCE PHOTODISC                                          PAGE 19 OF 24
     amounts due under this Lease for insurance. Further, unless Lessor directs otherwise in writing, Lessee shall pay the Taxes and Project Operating Costs for the Building and Property from amounts collected under the Tenant Leases for such purposes and amounts due under this Lease for such purposes. Lessor shall pay the portions of the premiums for such insurance and portions of such Taxes and Project Operating Costs that Lessee does not owe under this Lease and, after its best efforts, does not collect under the Tenant Leases.

               (c) RENTAL OF SPACE. Lessor shall be responsible for negotiation and execution of all Tenant Leases. Lessee shall advise Lessor of prospective tenants of which it becomes aware. At the request of Lessor, Lessee shall show the space in the Building to prospective tenants.

               (d) SERVICE CONTRACTS. Lessee shall negotiate contracts, in the name of Lessor, for submission to and approval by Lessor, for gas, electricity, water and such other services as are furnished to the Building and Property and paid for under the Tenant Leases or this Lease.

               (e) LESSEE'S EMPLOYEES. Lessee shall select, employ, pay, supervise, direct and discharge all on-site employees necessary for the operation and maintenance of the Building and Property and shall use reasonable care in the selection and supervision of such employees. Lessee shall be responsible for complying with all laws and regulations and agreements affecting such employment. Persons employed by Lessee to perform work in the Building and on the Property are considered employees of Lessee, and neither Lessee nor Lessee's employees are employees of Lessor. Lessee shall not establish an employee/employer relationship on behalf of Lessor without Lessor's prior consent. Lessee and each of its employees and subcontractors will be acting as an independent contractor to Lessor.

               (f) MAINTENANCE AND REPAIR OF PREMISES. Lessee shall keep the Building and Property in a clean and good condition and shall make all repairs, alterations, replacements, and installations, do all decorating and landscaping, and purchase all supplies necessary for the proper operation of the Building and Property and pay for such items with amounts designated for Project Operating Costs under this Lease and the Tenant Leases; provided, however, that Lessee shall not make any purchase or do any work, or undertake any obligation on behalf of Lessor, the cost of which shall exceed $500 without obtaining in each instance the prior approval of Lessor. If Lessor shall require, Lessee shall submit a list of contractors and subcontractors performing tenant work, repairs, alteration or services at the Building and Property, under Lessee's direction.

               (g) NOTICES TO LESSOR. Lessee shall handle promptly complaints and reasonable requests from tenants and promptly notify Lessor of any breach or default under any Tenant Lease, any major complaint made by a

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LEASE TORRANCE PHOTODISC                                          PAGE 20 OF 24
     tenant; any notice of violation of any governmental requirements (together with copies of supporting documentation), any defect in the Building; any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Building or Property, any condemnation proceedings, rezoning or other governmental order, lawsuit or threat thereof involving the Building or Property, any violations relative to the Building or Property under governmental laws, rules, regulations, ordinances, or like provisions and any fire or other damage to the Building. In the case of any serious damage to the Building or Property, Lessee shall also immediately telephone notice thereof to Lessor so that an insurance adjuster can view the damage before repairs are started, and complete customary loss reports in connection with such damage to the Building or Property.

               (h) COMPLIANCE WITH LAWS. Lessee shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and local governments, courts, departments, commission, boards and offices having jurisdiction, or any other body exercising functions similar to those of any of the foregoing which may be applicable to the Building or Property or any part thereof or to the leasing, use, repair, operation and management thereof.

               (i)  REPORTING REQUIREMENTS.   Lessee shall promptly prepare and
     deliver to Lessor financial reports relating to the management and operation of the Building and Property for the preceding calendar month, on or before the 20th day of each month, in a form satisfactory to Lessor. In addition, upon Lessor's request, Lessee shall prepare, such rent rolls, business and personal property tax forms or exemption certificates, and such other financial reports as may be reasonably required from time to time. Lessee shall establish and maintain control over accounting and financial transactions as is reasonably required to protect Lessor's assets from loss. Lessor may audit the books and records maintained by Lessee for the Building and Property at any time during normal business hours.

               (j) MANAGEMENT FEE. Lessor shall pay Lessee a management fee of $1,375 per month for its services hereunder which shall be charged to the tenants in the Building as one of the Project Operating Costs. Such fee shall be reviewed annually by Lessor and Lessee and shall not be changed without the written consent of Lessor.

     35.  GENERAL.

          35.1. HEIRS AND ASSIGNS. This Lease shall apply to and be binding upon Lessor and Lessee and their respective heirs, executors, administrators, successors and assigns.

_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                          PAGE 21 OF 24

          35.2. BROKERS. Lessee and Lessor each represents and warrants to the other that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease. Lessee and Lessor shall each indemnify and hold the other harmless against any loss, cost, liability or expense incurred by such other as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of the indemnitor.

          35.3. ENTIRE AGREEMENT. Lessor and Lessee hereby terminate in its entirety the existing PhotoDisc, Inc. Marshall Building Lease dated as of October 1, 1995 (the "Prior Lease") and Lessor and Lessee shall have no further rights or obligations thereunder. This Lease contains all of the covenants and agreements between Lessor and Lessee relating to the Premises. No prior agreements or understanding pertaining to this Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Lessor and Lessee. Lessee acknowledges and agrees that Lessor has made no representations or promises except as are contained in this Lease.

          35.4. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease and such other provisions shall remain in full force and effect.

          35.5. TIME OF ESSENCE. Time is of the essence with respect to the performance of this Lease.

          35.6. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

          35.7. MUTUAL PREPARATION OF LEASE. Lessor and Lessee acknowledge and agree that this Lease was prepared mutually by both parties. In the event of ambiguity, Lessor and Lessee agree that it shall not be construed against either party as the drafter of this Lease.

          35.8. MEMORANDUM OF LEASE. This Lease shall not be recorded. However, at the request of Lessor or Lessee, Lessor and Lessee shall execute and record a memorandum of Lease in recordable form that identifies Lessor and Lessee, the commencement and expiration dates of this Lease, and the legal description of the Property as set forth on attached EXHIBIT B.

          35.9. AUTHORITY OF PARTIES. Any individual signing this Lease on behalf of an entity represents and warrants to the other party that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                          PAGE 22 OF 24

     IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

LESSOR:                            LESSEE:

Marshall Building, L.L.C.          PhotoDisc, Inc.


By: /s/ Mark Torrance              By: /s/ Robert J. Chamberlain
   -----------------------------       -------------------------------

   Its: Managing Partner           Its: Sr. Vice President-CFO
       -------------------------       -------------------------------


STATE OF WASHINGTON  )
                       ss.
COUNTY OF KING       )

     On this day personally appeared before me Mark Torrance, to me known to be the Managing Partner of Marshall Building, L.L.C., the Limited Liability Company that executed the foregoing instrument, and acknowledged such instrument to be the free and voluntary act and deed of such limited liability company, for the uses and purposes therein mentioned, and on oath stated that he/she was duly authorized to execute such instrument.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL this 21st day of January, 1998.

       /s/ Synda S. McCormick
     ----------------------------------
     Printed Name  Synda S. McCormick

     NOTARY PUBLIC in and for the State of Washington, residing at Snohomish, WA
     My Commission Expires 4/29/00











_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                          PAGE 23 OF 24

STATE OF WASHINGTON )
                     ss.
COUNTY OF KING      )

     On this day personally appeared before me Robert J. Chamberlain, to me known to be the Sr. VP CFO of PhotoDisc, Inc., the corporation that executed the foregoing instrument, and acknowledged such instrument to be the free and voluntary act and deed of such corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was duly authorized to execute such instrument.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL this 21st day of January, 1998.

         /s/ Synda S. McCormick
     ---------------------------------
     Printed Name   Synda S. McCormick

     NOTARY PUBLIC in and for the State of Washington, residing at Snohomish, WA
     My Commission Expires 4/29/00


_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                          PAGE 24 OF 24

                                EXHIBIT A

                          DESCRIPTION OF PREMISES

     Lessee leases 34,108 rentable square feet of general office space on floors four, three and two of the Building, representing all of floors three and four in the Building and all of floor two of the Building other than the space leased by Derek Andrew. Lessee also leases 3,281 rentable square feet of shipping garage space on floor one.

_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                              EXHIBIT A

                                   EXHIBIT B

                         LEGAL DESCRIPTION OF PROPERTY


     Lots 10 and 11, Block 49, A. A. Denny's Sixth Addition to the City of Seattle, except the easterly 12 feet of said lots taken for the widening of Fourth Avenue, situated in the City of Seattle, King County, State of Washington. Also known as parcel 197720-1245-06, records of the King County Assessor.



_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                              EXHIBIT B

                                  EXHIBIT C

           RENTABLE SQUARE FEET AND ANNUAL PER SQUARE FOOT RENT


     Floor          Rentable        Annual Per Square        Monthly
                    Square Feet         Foot Rent            Rent
     2-4              34,108              $14.00           39,792.67
     1-Warehouse       3,281              $ 8.00            2,187.33
                                                          -----------
Total Monthly Rent                                        $41,980.00






_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                              EXHIBIT C

                                  EXHIBIT D

                   DESCRIPTION OF PREAPPROVED ALTERATIONS

Approved alterations floor plan attached.

DESCRIPTION OF DESIGNATED ALTERATIONS THAT LESSEE WILL REMOVE AT LESSEE'S COST AT THE END OF THE LEASE TERM:

1)   All card reader and related security equipment; and

2)   Back up generator.



_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                              EXHIBIT D

                                   EXHIBIT E


                             CURRENT TENANT LIST

                         TENANT                BASE RENT
                         Frank & Bernies       $1,993.00

                         Seattle Coin Shop     $1,002.00

                         Shear Seattle         $  950.00

                         Habit Cleaners        $  600.00

                         Derek Andrew          $4,423.20

                         TOTAL BASE RENT 1/98  $8,968.20





_______________________________________________________________________________
LEASE TORRANCE PHOTODISC                                              EXHIBIT E

                           [FOURTH FLOOR PLAN]

                             MARSHALL BLDG.

                           [THIRD FLOOR PLAN]

                             MARSHALL BLDG.

                          [SECOND FLOOR PLAN]

                             MARSHALL BLDG.